UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 19, 2020	(	May 14, 2020)
CVS HEALTH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-01011	05-0494040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One CVS Drive, Woonsocket, Rhode Island        02895
(Address of principal executive offices)            (Zip Code)

Registrant’s telephone number, including area code:         (401) 765-1500
Former name or former address, if changed since last report:    N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CVS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Section 5 - Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.
The following are the voting results on each matter submitted to the stockholders of CVS Health Corporation (the “Company”) at the Annual Meeting of Stockholders held on May 14, 2020 (the “Annual Meeting”). The proposals below are described in detail in the proxy statement filed by the Company on April 3, 2020 (the “Proxy Statement”). There were present at the Annual Meeting, in person or by valid proxy, the holders of 1,113,218,231 shares of the Company’s common stock, constituting a quorum.
At the Annual Meeting, 13 nominees for director were elected to the Company’s Board of Directors for a term of one year (Item 1). The Company proposal regarding the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2020 (Item 2) was approved. The Company proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement (Item 3) was not approved. The Company's proposals to amend the Company's 2017 Incentive Compensation Plan (Item 4) and to amend the Company's 2007 Employee Stock Purchase Plan (Item 5) were approved. Two stockholder proposals (Items 6 and 7) were not approved.

Item		For	Against	Abstained	Broker Non-Votes
1.	The election, for one-year terms, of persons nominated for election as directors of the Company, as set forth in the Company’s Proxy Statement, was approved by the following votes:
	Fernando Aguirre	927,436,686	6,800,689	2,967,402	176,013,454
	C. David Brown II	798,344,960	135,958,319	2,901,498	176,013,454
	Alecia A. DeCoudreaux	928,638,313	5,866,382	2,700,082	176,013,454
	Nancy-Ann M. DeParle	926,448,706	8,003,794	2,752,277	176,013,454
	David W. Dorman	770,572,396	161,439,168	5,193,213	176,013,454
	Roger N. Farah	914,079,428	20,179,269	2,946,080	176,013,454
	Anne M. Finucane	914,613,125	19,869,282	2,722,370	176,013,454
	Edward J. Ludwig	925,003,333	9,073,557	3,127,887	176,013,454
	Larry J. Merlo	928,484,883	6,294,027	2,425,867	176,013,454
	Jean-Pierre Millon	904,833,770	29,490,043	2,880,964	176,013,454
	Mary L. Schapiro	928,721,756	5,773,221	2,709,800	176,013,454
	William C. Weldon	913,776,099	20,499,980	2,928,698	176,013,454
	Tony L. White	914,169,823	19,970,622	3,064,332	176,013,454
2.	Company proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2020, as set forth in the Company’s Proxy Statement, was approved by the following vote:	1,083,560,532	26,829,570	2,828,129	None
3.	Company proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers, as set forth in the Company’s Proxy Statement, was not approved by the following vote:	228,024,137	704,936,247	4,244,393	176,013,454
4.	Company proposal to amend the Company's 2017 Incentive Compensation Plan to increase the number of shares authorized to be issued under the Plan, as set forth in the Company's Proxy Statement, was approved by the following vote:	872,351,068	61,186,087	3,667,622	176,013,454
5.	Company proposal to amend the Company's 2007 Employee Stock Purchase Plan to increase the number of shares available for sale under the Plan, as set forth in the Company's Proxy Statement, was approved by the following vote:	920,350,792	14,135,547	2,718,438	176,013,454
6.	Stockholder proposal for reducing the ownership threshold to request a stockholder action by written consent, as set forth in the Company's Proxy Statement, was not approved by the following vote:	146,907,477	784,993,928	5,303,372	176,013,454
7.	Stockholder proposal regarding the Company's independent Board Chair, as set forth in the Company's Proxy Statement, was not approved by the following vote:	192,111,770	739,573,865	5,519,142	176,013,454

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)        Exhibits.

The exhibit to this Current Report on Form 8-K is as follows:

INDEX TO EXHIBIT

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVS HEALTH CORPORATION

Date: May 19, 2020	By:	/s/ Colleen M. McIntosh
Colleen M. McIntosh
Senior Vice President, Corporate Secretary
and Chief Governance Officer